KING POWER INTERNATIONAL GROUP CO., LTD.
                             27th Floor, Siam Tower
                            989 Rama I Road, Patumwan
                             Bangkok 10330 Thailand


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


The Annual Meeting of Stockholders of King Power International Group Co., Ltd. (the "Company") will be held in the conference room on the 27th Floor at the Company's offices in Siam Tower, at 989 Rama I Road, Patumwan, Bangkok, Thailand on Tuesday, June 25, 2002 beginning at 10:00 a.m., local time, for the following purposes:

     1. To elect seven (7) directors to hold office until the next annual election of directors by stockholders or until their respective successors have been duly elected and qualified; and

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on May 20, 2002 are entitled to notice of and to vote at this Annual Meeting of Stockholders or any adjournment thereof. The stock transfer books of the Company will remain open.

     You are invited to attend the Annual Meeting in person, but in any event you are urged to mark, date, sign and return your proxy in the enclosed self-addressed envelope as soon as possible so that your shares may be voted in accordance with your wishes. Any proxy given by a stockholder may be revoked by that stockholder at any time prior to the voting of the proxy.


                       By Order of the Board of Directors,
                         Viratana Suntaranond, Secretary

Bangkok, Thailand
May 20, 2002


     A RETURN OF A BLANK EXECUTED PROXY WILL BE DEEMED A VOTE IN FAVOR OF THE PROPOSALS DESCRIBED HEREIN. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY.

                    KING POWER INTERNATIONAL GROUP CO., LTD.
                             27th Floor, Siam Tower
                            989 Rama I Road, Patumwan
                             Bangkok 10330 Thailand



                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                            To Be Held June 25, 2002

     This proxy statement and the accompanying form of proxy are being furnished to the stockholders of King Power International Group Co., Ltd. (herein the "Company") on or about May 21, 2002 in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Tuesday June 25, 2002 beginning at 10:00 a.m., local time, in the conference room on the 27th Floor at the Company's offices in Siam Tower, at 989 Rama I Road, Patumwan, Bangkok, Thailand, and at any adjournment thereof.

     The matters to be considered and acted upon at the Annual Meeting are described in the foregoing notice of the Annual Meeting and in this Proxy Statement. This Proxy Statement and the related form of proxy are being mailed on or about May 21, 2002 to all stockholders of record on May 20, 2002. Shares of the Company's common stock, par value $.001 (the "Common Stock"), represented by proxies will be voted as described in this Proxy Statement or as otherwise specified by a stockholder. As to the election of directors, a stockholder may, by checking the appropriate box on the proxy: (i) vote for all director nominees as a group; (ii) withhold authority to vote for all director nominees as a group; or (iii) vote for all director nominees as a group except those nominees identified by the stockholder in the appropriate area. See "Proposal One:
Election of Directors" below. With respect to other proposals, a stockholder may, by checking the appropriate box on the proxy: (i) vote "FOR" the proposal;
(ii) vote "AGAINST" the proposal; or (iii) "ABSTAIN" from voting on the proposal.

     THE PRINCIPAL STOCKHOLDERS, DIRECTORS AND OFFICERS OF THE COMPANY BENEFICIALLY OWN APPROXIMATELY 62% OF THE ISSUED AND OUTSTANDING COMMON STOCK AND HAVE ADVISED THE COMPANY OF THEIR INTENTION TO VOTE SUCH SHARES IN FAVOR OF PROPOSALS ONE AND TWO.

     Any stockholder who executes and delivers a proxy may revoke it at any time prior to its use by (i) giving written notice of revocation to the Secretary of the Company; (ii) executing and delivering a proxy bearing a later date; or
(iii) appearing at the Annual Meeting and voting in person.

     The Company will bear the expense of preparing, printing, and mailing the proxy solicitation material and the form of proxy. Brokerage houses, nominees, custodians and fiduciaries will be requested to forward material to beneficial owners of stock held of record by them and the Company will reimburse such persons for their reasonable expenses in doing so. In addition, directors, officers and employees of the Company and its subsidiaries may solicit proxies by telephone, telefax, telegram or in person.

     If the proxy in the accompanying form is properly executed and not revoked, the shares represented by the proxy will be voted in accordance with the instructions thereon. If no instructions are given regarding the matters to be acted upon, the shares represented by the proxy will be voted: (i) for the election of the directors nominated herein; and (ii) to give discretionary authority to the proxy holders to vote on any business that may properly come before the meeting or any adjournment thereof.


     RETURNING A BLANK EXECUTED PROXY WILL BE DEEMED A VOTE IN FAVOR OF THE PROPOSALS DESCRIBED HEREIN.


                                  VOTING RIGHTS

     Only holders of record of outstanding shares of Common Stock of the Company at the close of business on May 20, 2002 are entitled to one vote for each share held on all matters coming before the Annual Meeting. There were 20,250,000 shares of Common Stock outstanding and entitled to vote on May 20, 2002. The Company's Articles of Incorporation prohibit cumulative voting with respect to directors.



                                METHOD OF VOTING

     To be elected, each director must receive the affirmative vote of the holders of a plurality of the issued and outstanding shares of Common Stock represented in person or by proxy at the Annual Meeting. Approval of Proposal Two will require the affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote and represented at the Annual Meeting in person or by proxy. Abstentions will have the effect of a vote against a proposal. Non-votes (as defined below) will have no effect on the voting regarding any of the proposals. A "non-vote" occurs when a nominee holding shares for a beneficial owner has voted on certain matters at the Annual Meeting pursuant to discretionary authority or instructions from the beneficial owner but may not have received instructions or exercised discretionary voting power with respect to other matters.

           SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS


     The following table sets forth certain information as of May 20, 2002 with regard to the beneficial ownership of the Common Stock by (i) each person known to the Company to be the beneficial owner of 5% or more of its outstanding Common Stock, (ii) by the officers, directors and nominees for director of the Company individually and (iii) by the officers and directors as a group. Unless otherwise indicated, the address of the persons listed below are in care of King Power International Group Co., Ltd.

Name                           Number of Shares Beneficially Owned       Percent


Vichai Raksriaksorn (1)                   6,386,500 (1)                   31.54%
Viratana Suntaranond (2)                  3,013,500 (2)                   14.88%
Aimon Raksriaksorn (3)                    3,625,000 (3)                   17.90%
Suwan Panyapas                                -0-                           -0-
Dharmnoon Prachuabmoh                         -0-                           -0-
Chulchit Bunyaketu (4)                      100,000 (4)                    0.49%
Preeyaporn Thavornun                          -0-                           -0-
Niphon Raksriaksorn (5)                   1,037,883 (5)                    5.12%
Sombat Dechapanichkul                        10,000                        0.05%

All current directors and executive
officers as a group (eight persons)      12,496,500 (6)                   61.71%


(1) This excludes 3,000,000 shares owned by his wife, Aimon Raksriaksorn, as well as 1,037,883 shares owned by his nephew, Niphon Raksriaksorn, as their separate properties. Mr. Raksriaksorn disclaims all beneficial interest in those shares, as well as any right to vote or control the disposition of those shares. However, this includes (a) 13,500 shares held by Capitalux Co., Ltd., with respect to which Mr. Raksriaksorn and Viratana Suntaranond have voting and investment power over by virtue of their shareholding and directorship in such company; and (b) 625,000 shares held by V&A Holding Co., Ltd., with respect to which Mr. Raksriaksorn and his wife have voting and investment power over by virtue of their shareholding and directorship in such company.

(2) This excludes 1,000,000 shares owned by his wife, Umaratana Suntaranond, as her separate property, as well as 200,000 shares in the aggregate owned by his four children, as their separate properties. Mr. Suntaranond disclaims all beneficial interest in those shares, as well as any right to vote or control the disposition of those shares. However, this includes (a) 13,500 shares held by Capitalux Co., Ltd., with respect to which Mr. Raksriaksorn and Viratana Suntaranond have voting and investment power over by virtue of their shareholding and directorship in such company

(3) This excludes 5,748,000 shares owned by her husband, Vichai Raksriaksorn, 1,037,883 shares owned by her nephew, Niphon Raksriaksorn, as well as 5,000 shares owned by her mother, Auemporn Boonkhundha, as their separate properties. Ms. Raksriaksorn disclaims all beneficial interest in those shares, as well as any right to vote or control the disposition of those shares. However, this includes 625,000 shares held by V&A Holding Co., Ltd., with respect to which Ms. Raksriaksorn and her husband have voting and investment power over by virtue of their shareholding and directorship in such company.

(4) Mr. Bunyaketu's business address at Thai Oil Company Limited is 123 Sun Tower Building B, 12th Floor, Vipavadee Rangsit Road, Ladyao, Jatujuk, Bangkok 10900, Thailand.

(5) This excludes 5,748,000 shares owned by his uncle, Vichai Raksriaksorn, as his separate property. Mr. Niphon Raksriaksorn disclaims all beneficial interest in those shares, as well as any right to vote or control the disposition of those shares.

Mr. Niphon Raksriaksorn has been employed at King Power since 1996, when he joined as a Project Coordinator. He was promoted to Executive Secretary, Management's Office, in 1997, and to Manager , CEO's Office, in 1999, a position he currently holds.

(6) This includes the 13,500 shares held by Capitalux Co., Ltd. and 625,000 shares held by V&A Holding Co., Ltd., but excludes such number of shares from the shareholdings of Vichai Raksriaksorn, Viratana Suntaranond, and Aimon Raksriaksorn to avoid counting such numbers of shares more than once. This does not include the 1,037,883 shares held by Niphon Raksriaksorn, as Mr. Raksriaksorn is not a director or executive officer of the Company.



                       PROPOSAL ONE: ELECTION OF DIRECTORS


     The Board of  Directors  of the Company has  nominated  seven (7)  persons:
Vichai Raksriaksorn, Viratana Suntaranond, Aimon Raksriaksorn, Suwan Panyapas, Dharmnoon Prachuabmoh , Chulchit Bunyaketu, and Preeyaporn Thavornun for election to the Board of Directors, each to serve a term of one year until the next Annual Meeting of Stockholders or until his successor is elected and qualified. Each of the nominees is currently serving as a director.

     For information regarding the background and business experience of each nominee, see "DIRECTORS AND EXECUTIVE OFFICERS" below. The shares represented by proxies will be voted as specified by each stockholder. If a stockholder does not specify his or her choice in writing, the shares will be voted in favor of the election of the nominees listed except that, in the event any nominee should not continue to be available for election, such proxies will be voted for the election of such other person as the Board of Directors may recommend.

     The Board of Directors unanimously recommends that the stockholders of the Company vote FOR all of the nominees for director.



                        DIRECTORS AND EXECUTIVE OFFICERS


     The following sets forth certain information regarding the background and business experience (limited to positions held during the last five years) of the Company's Directors and nominees for Director (each of whom, except Chulchit Bunyaketu, and Preeyaporn Thavornun has served since June 1997) and the Company's executive officers:

              Name                 Age                        Position

     Vichai Raksriaksorn           43          Group Chairman, Chief Executive
                                               Officer and Director

     Viratana Suntaranond          60          Group Chief Financial Officer,
                                               Secretary, Treasurer and Director

     Aimon Raksriaksorn            44          Group Deputy Managing Director
                                               and Director

     Suwan Panyapas                57          Director

     Dharmnoon Prachuabmoh         67          Independent Director

     Chulchit Bunyaketu            59          Independent Director

     Preeyaporn Thavornun          50          Independent Director



Vichai Raksriaksorn

1999-Present    Acting Group Managing Director of King Power International Group
                Co., Ltd.

1997-Present    Group  Chairman,  Chief  Executive  Officer and Director of King
                Power International Group Co., Ltd.
                Co-Managing Director of King Power Duty Free Co., Ltd.
                Chairman of King Power On Board Sales & Services Co., Ltd.
1994-Present    Chairman of King Power International Co., Ltd.
1993-Present    Chairman of King Power Tax Free Co., Ltd.
1991-Present    Chairman of Lengle TAT Phnom Penh Duty Free Co., Ltd.
1989-1998       Managing Director of Downtown D.F.S. (Thailand) Co., Ltd.


Viratana Suntaranond

1997-Present    Group Chief  Financial  Officer,  Secretary and Director of King
                Power International Group Co., Ltd.
                Executive  Director and Co-Managing  Director of King Power Duty
                Free Co., Ltd.

1994-1997       Director of Big Hand Co., Ltd.
1993-Present    Managing Director of King Power Tax Free Co., Ltd.
1992-Present    President of U.M.P. Commercial Co., Ltd.
1985-Present    President of Niji (Thailand) Co., Ltd.
1984-Present    Managing Director of Thai-Tai International Trading Co., Ltd.


Aimon Raksriaksorn
1997-Present    Group  Deputy  Managing  Director  and  Director  of King  Power
                International Group Co., Ltd.
                Executive  Director of King Power On Board Sales & services Co.,
                Ltd.
1996-Present    Executive Director of King Power Duty Free Co., Ltd.
1994-Present    Executive Director of King Power International Co., Ltd.
1993-Present    Executive Director of King Power Tax Free Co., Ltd.
                Executive Director of Lengle TAT Phnom Penh Duty Free Co., Ltd.
1989-Present    Managing Director of Thai Nishikawa International Co., Ltd.


Suwan Panyapas
2001-Present    Director of Infotel Communication (Thailand)  Co., Ltd.
1999-Present    Director of V.R.J. International Co., Ltd.
                Director of C.A.S. Intertrade Co., Ltd.
1997-Present    Director  and Group Senior  Advisor of King Power  International
                Group Co., Ltd.
1996-2000       Senator of Thai National Assembly
1991-Present    Advisor to TAT Duty Free Co., Ltd.
1989-Present    Advisor to Downtown D.F.S. (Thailand) Co., Ltd.
1989-1991       Managing Director of TAT Duty Free Co., Ltd.
Some Special Positions Held:
o    Member of Committee Training  Successful  Candidates  appointed to Juvenile
     Court.
o    Member of  Sub-Committee  on the  Development  of Judicial and  Ministerial
     System.
o    Member of Committee/Secretary on Selection Test for Judicial Officer
o    Senior Judge of Thonburi Court
o    Chief Judge of Udon Thanee District Court
o    Chief Judge attached to the Ministry of Justice

Dharmnoon Prachuabmoh
1997-Present    Director of King Power International Group Co., Ltd.
                Life Member of Pacific Asia Travel Association (PATA)
1995-1996       Member of the Thai Parliament, House of Representatives
                Advisor to Deputy  Minister of Ministry  of  Communications  and
                Transport
                Vice Chairman of Tourism Committee (House of Representatives)
1988-1995       President  of  Thailand  Incentive  and  Convention  Association
                (TICA)
1988-1989       President of Pacific Asia Travel Association
1986-1994       Governor of Tourism Authority of Thailand (TAT)


Chulchit Bunyaketu
2001-Present    Director of King Power International Group Co., Ltd.
2000            Director of Total Access Communication Co., Ltd.
1999            Director of Universal Utilities Co., Ltd
1998-Present    Managing Director of Thai Oil Company Limited
1998            Managing Director, Thaioil Power Company Limited
                Director of the Petroleum Authority of Thailand
                Director of Thai Lube Blending Co., Ltd.
1997            Advisor to Board Director of Broadcasting  Director Board, Royal
                Thai Army Radio & Television
1996            Director of the Population & Community Development Association
                Director of Thai Army Television Channel 5 & 7
                Director of Thai Paraxylene Company Limited
                Director of Thaioil Power Company Limited
                Director of Independent Power (Thailand) Company Limited
1994            Deputy Managing Director of Thai Oil Company Limited
1993            Director of Thai Lube Base Public Company Limited
1992            Director of Eastern Water  Resources  Development and Management
                Co., Ltd., Provincial Water Works Authority
                Director of Bangkok Mass Transit System Corp. Ltd.


Preeyaporn Thavornun

2001-Present    Director of King Power International Group Co., Ltd.
1997-Present    Direct Distributor of Amway (Thailand) Co., Ltd.
1985-1997       Vice President of Provident Fund  Management  Department at Asia
                Credit Ltd.
1975-1985       Accounting  Manager at Cathay Trust Finance and Securities  Co.,
                Ltd.


Directors of the Company hold office until the next annual meeting of stockholders or until their successors have been elected and qualified. Vichai Raksriaksorn and Aimon Raksriaksorn are husband and wife. None of the other directors or executive officers are related. Executive officers are elected by the Company's Board of Directors to hold office until their respective successors are elected and qualified.

The Company's bylaws provide that directors may be paid their expenses, if any. Directors were not paid an annual retainer but they were each paid approximately $4,700- $9,300 per annum to attend meetings of the Board of Directors, Board of Executive Officers, and Audit committees held in 2001.


                      Committees of the Board of Directors

The Board of Directors has two committees: the Audit Committee and Compensation Committee. The Audit Committee is composed of Dharmnoon Prachuabmoh, Chulchit Bunyaketu, and Preeyaporn Thavornun with Mr. Prachuabmoh being the Chairman. The Audit Committee is responsible for recommending the annual appointment of the Company's auditors, with whom the Audit Committee will review the scope of audit and non-audit assignments and related fees, accounting principles used by the Company in financial reporting, internal auditing procedures and the adequacy of the Company's internal control procedures. The Compensation Committee is composed of Vichai Raksriaksorn, Suwan Panyapas, and Dharmnoon Prachuabmoh with Mr. Raksriaksorn being the Chairman. The Compensation Committee is responsible for reviewing and making recommendations to the Board of Directors concerning all forms of compensation paid to the Company's executive officers.

There were 6 meetings of Board of Directors during 2001.

There were 4 meetings of the Audit Committee and no meetings of the Compensation Committee during 2001.


                             EXECUTIVE COMPENSATION

     The following Summary Compensation Table sets forth certain information about the cash and non-cash compensation paid by the Company to its Executive
Officers for the fiscal year ended December 31, 1997, 1998, 1999, 2000 and 2001.

Summary Compensation Table

------------------ ------------------------------------------------ ---------------------------- ------------
       (a)                       Annual Compensation                 Long Term
    Name and                                                        Compensation
    Principal                                                       Awards                           (i)
    Position                                                        Payouts
------------------ ------------------------------------------------ ---------------------------- ------------
                     (b)       (c)        (d)           (e)           (f)      (g)       (h)
------------------ -------- ----------- --------- ----------------- --------- ------- ---------- ------------
                    Year      Salary     Bonus      Other Annual    RestrictedOption/ LTIP        All Other
                                                    Compensation    Stock     SARs(#)  Payouts   Compensation
                                                                    Awards
------------------ -------- ----------- --------- ----------------- --------- ------- ---------- ------------
Vichai              2001     304,724       -          *9,328           -        -         -           -
Raksriaksorn        2000      74,554       -           7,256           -        -         -           -
Group Chairman &    1999      79,317       -           5,000           -        -         -           -
CEO                 1998        -          -           5,000           -        -         -           -
                    1997        -          -           6,800           -        -         -           -
------------------ -------- ----------- --------- ----------------- --------- ------- ---------- ------------
Viratana            2001     283,228       -          **8,923          -        -         -           -
Suntaranond         2000      59,643       -           6,262           -        -         -           -
Group Executive     1999      63,454       -           5,000           -        -         -           -
Director & CFO      1998        -          -           5,000           -        -         -           -
                    1997        -          -           6,800           -        -         -           -
------------------ -------- ----------- --------- ----------------- --------- ------- ---------- ------------
Aimon               2001     111,588       -         **8,743           -        -         -           -
Raksriaksorn        2000      59,643       -           5,517           -        -         -           -
Group Deputy        1999      63,454       -           2,000           -        -         -           -
Managing            1998      53,000       -           2,000           -        -         -           -
Director            1997        -          -           6,800           -        -         -           -
------------------ -------- ----------- --------- ----------------- --------- ------- ---------- ------------
Suwan Panyapas      2001      54,077       -          *9,374           -        -         -           -
Group Senior
Advisor
------------------ -------- ----------- --------- ----------------- --------- ------- ---------- ------------

* Vichai Raksriaksorn and Suwan Panyapas received compensation for the Board of Directors Meeting, the Board of Executive Officers Meeting, and Audit Committee Meeting.

** Viratana Suntaranond and Aimon Raksriaksorn received compensation for the Board of Directors Meeting and the Board of Executive Officers Meeting.

The Company has no employment agreements with any of its executive officers or directors.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 and the disclosure requirements of Item 405 of Regulation S-K require the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on the review of the copies of such forms furnished to the Company, or written representations that no Form 5's were required, the Company believes that during the 2001 fiscal year all Section 16(a) filing requirements applicable to its greater than 10% beneficial owners, directors and officers were complied with in a timely fashion.


                                 ANNUAL REPORTS

The Annual Report to Stockholders for the fiscal year that ended December 31, 2001, including financial statements, is being furnished with this Proxy Statement to stockholders of record as of May 20, 2002. The Company will provide without charge, at the written request of any stockholder of record, a copy of the Annual Report on Form 10-K as filed with the Securities and Exchange Commission, except exhibits thereto. The Annual Report does not form any part of the material for solicitation of proxies.


                              STOCKHOLDER PROPOSALS

Any stockholder who intends to present a proposal for consideration at the Company's next Annual Meeting of Stockholders and wishes to have the proposal included in the Company's proxy statement for that meeting must submit the proposal to the Secretary of the Company no later than February 1, 2003. All such proposals must be in compliance with the applicable regulations of the Securities and Exchange Commission.



                       By Order of the Board of Directors,


                         Viratana Suntaranond, Secretary

                    KING POWER INTERNATIONAL GROUP CO., LTD.
               27TH FLOOR, SIAM TOWER, 989 RAMA I ROAD, PATUMWAN,
                             BANGKOK 10330 THAILAND

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Vichai Raksriaksorn and Viratana Suntaranond and each of them as proxies with power of substitution to vote all shares of King Power International Group Co., Ltd. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders on June 25, 2002, to be held in the conference room on the 27th floor at the Company's offices in Siam Tower, at 989 Rama I Road, Patumwan, Bangkok, Thailand beginning at 10:00 a.m., or at any adjournment thereof, with all the powers the undersigned would have if personally present as specified, respecting the following matters described in the accompanying Proxy Statement and, in their discretion, on other matters which may come before the meeting.

     1. To elect seven (7) directors to hold office until the next annual election of directors by stockholders or until their respective successors have been duly elected and qualified.

         A.  [ ]  FOR the nominees listed below
         B.  [ ]  WITHHOLD AUTHORITY to vote for all nominees listed below
         C.  [ ]  FOR ALL NOMINEES EXCEPT:

Instructions: To withhold authority to vote for any individual(s), choose C and write in the name of the nominee(s) on this line__________________________. Nominees are Vichai Raksriaksorn, Viratana Suntaranond, Aimon Raksriaksorn, Suwan Panyapas, Dharmnoon Prachuabmoh, Chulchit Bunyaketu, and Preeyaporn Thavornun.

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

                      FOR [ ]    AGAINST [ ]    ABSTAIN [ ]

     This proxy will be voted in accordance with the stockholder's specifications. Unless directed to the contrary, this proxy will be voted FOR Items 1 and 2. A majority (or if only one, then that one) of the proxies or substitutes acting at the meeting may exercise the powers conferred herein. Receipt of accompanying Notice of Meeting and Proxy Statement is hereby acknowledged.


                                           -------------------------------------
                                                        (signature)

                      Date:_________, 2002 -------------------------------------
                                                         (signature)



                                           -------------------------------------
                                                 Please print your name(s)

(Please sign your name(s) fully and exactly as listed. When signing in a fiduciary or representative capacity, please give full title as such. When there is more than one owner, each owner should sign. Proxies executed by a corporation should be signed in full corporate name by a duly authorized officer.)

PLEASE MARK, SIGN, DATE AND MAIL IN THE ENVELOPE PROVIDED.